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POWER OF ATTORNEY                                                     EXHIBIT 24

THE PNC FINANCIAL SERVICES GROUP, INC.
ANNUAL REPORT ON FORM 10-K FOR YEAR ENDED DECEMBER 31, 2001


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of The PNC Financial Services Group, Inc. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Thomas R. Moore and Karen M. Barrett, and each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001;

And such persons hereby ratify and confirm all acts that any said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this 25th day of March, 2002.


Name/Signature                             Capacity
--------------                             --------


/s/ James E. Rohr                          Chairman, President and
-------------------------------------------Chief Executive Officer
James E. Rohr


/s/ Paul W. Chellgren                      Director
-------------------------------------------
Paul W. Chellgren


/s/ Robert N. Clay                         Director
-------------------------------------------
Robert N. Clay


/s/ George A. Davidson, Jr.                Director
-------------------------------------------
George A. Davidson, Jr.


/s/ David F. Girard-Dicarlo                Director
-------------------------------------------
David F. Girard-diCarlo


/s/ Walter E. Gregg, Jr.                   Vice Chairman and Director
-------------------------------------------
Walter E. Gregg, Jr.


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/s/ Robert L. Haunschild                   Chief Financial Officer
-------------------------------------------
Robert L. Haunschild


/s/ William R. Johnson                     Director
-------------------------------------------
William R. Johnson


/s/ Bruce C. Lindsay                       Director
-------------------------------------------
Bruce C. Lindsay


/s/ W. Craig McClelland                    Director
-------------------------------------------
W. Craig McClelland


/s/ Thomas H. O'Brien                      Director
-------------------------------------------
Thomas H. O'Brien


/s/ Samuel R. Patterson                    Controller
-------------------------------------------
Samuel R. Patterson


/s/ Jane G. Pepper                         Director
-------------------------------------------
Jane G. Pepper


/s/ Lorene K. Steffes                      Director
-------------------------------------------
Lorene K. Steffes


/s/ Dennis F. Strigl                       Director
-------------------------------------------
Dennis F. Strigl


/s/ Thomas J. Usher                        Director
-------------------------------------------
Thomas J. Usher


/s/ Milton A. Washington                   Director
-------------------------------------------
Milton A. Washington


/s/ Helge H. Wehmeier                      Director
-------------------------------------------
Helge H. Wehmeier